
     As filed with the Securities and Exchange Commission on March 28, 2000
                                               Registration No. 333-
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                                ----------------

                                 WEBSENSE, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                                      51-0380839
  (State or other jurisdiction                 (IRS Employer Identification No.)
of incorporation or organization)

                           10240 SORRENTO VALLEY ROAD
                               SAN DIEGO, CA 92121
               (Address of principal executive offices) (Zip Code)

                                ----------------

                                 WEBSENSE, INC.
                            2000 STOCK INCENTIVE PLAN
                        2000 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the Plans)

                                ----------------

                               JOHN B. CARRINGTON
          PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD
                                 WEBSENSE, INC.
                           10240 SORRENTO VALLEY ROAD
                               SAN DIEGO, CA 92121
                     (Name and address of agent for service)
                                 (858) 320-8000
          (Telephone number, including area code, of agent for service)

                                ----------------

                         CALCULATION OF REGISTRATION FEE
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

==============================================================================================================================

                                                                      Proposed              Proposed
                 Title of                                             Maximum               Maximum
                Securities                      Amount               Offering              Aggregate             Amount of
                  to be                          to be                 Price                Offering            Registration
                Registered                   Registered(1)           per Share              Price(2)                Fee
                ----------                   -------------           ---------          -----------------       -------------
   2000 Stock Incentive Plan
   -------------------------
   Common Stock, $0.01 par value            4,500,000 shares         $18.00 (2)           $81,000,000 (2)           $21,384

   2000 Employee Stock Purchase Plan
   ---------------------------------
   Common Stock, $0.01 par value            250,000 shares           $18.00 (2)            $4,500,000 (2)           $ 1,188

                                                                                         Aggregate Registration Fee $22,572

==============================================================================================================================

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the Websense, Inc. 2000 Stock Incentive Plan or the Websense, Inc. 2000 Employee Stock Purchase Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the Registrant's receipt of consideration which results in an increase in the number of the outstanding shares of Registrant's Common Stock.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the highest proposed selling price per share of Registrant's Common Stock.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  Incorporation of Documents by Reference

                  Websense, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission"):

         (a) The Registrant's Registration Statement No. 333-95619 on Form S-1 filed with the Commission on January 28, 2000, as amended on Forms S-1/A filed with the Commission on March 3, 2000, March 23, 2000 and March 27, 2000 (the "Form S-1"); and

         (b) The Registrant's Registration Statement No. 000-30093 on Form 8-A filed with the Commission on March 24, 2000 pursuant to
                  Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"), in which there is described the terms, rights, and provisions applicable to the Registrant's outstanding Common Stock.

                  All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which de-registers all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  Description of Securities

         Not Applicable.

Item 5.  Interests of Named Experts and Counsel

         Not Applicable.

Item 6.  Indemnification of Directors and Officers

                  Section 145 of the Delaware General Corporation Law authorizes a court to award, or a corporation's board of directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended (the "Securities Act"). As permitted by the Delaware General Corporation Law, the Registrant's Amended and Restated Certificate of Incorporation includes a provision that eliminates the personal liability of its directors for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Registrant or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under section 174 of the Delaware General Corporation Law (regarding unlawful dividends and stock purchases) or (iv) for any transaction from which the director derived an improper personal benefit. As permitted by the Delaware General Corporation Law, the Bylaws of the Registrant provide that (i) the Registrant is required to indemnify its directors and officers to the fullest extent permitted by the Delaware General Corporation Law, subject to certain very limited exceptions, (ii) the Registrant may indemnify its other employees and agents as set forth in the Delaware General Corporation Law, (iii) the Registrant is required to advance expenses, as incurred, to its directors and executive officers in connection with a legal proceeding to the fullest extent permitted by the Delaware General Corporation Law, subject to certain very limited exceptions and (iv) the rights conferred in the Bylaws are not exclusive. The indemnification provisions in the Registrant's Amended and Restated Certificate of Incorporation and in its Bylaws may be sufficiently broad to permit indemnification of the Registrant's directors and executive officers for liabilities arising under the Securities Act. In addition, the Registrant has entered into indemnification agreements with each of its directors and executive officers, forms of which are attached as Exhibits 10.14 and 10.15 to Registrant's Form S-1. The Registrant has also obtained insurance for the protection of its directors and officers against any liability asserted against them in their official capacities. The rights of indemnification described above are not exclusive of any other rights of indemnification to which the persons indemnified may be entitled under the Amended and Restated Certificate of Incorporation or Bylaws of the Registrant, any agreement, vote of stockholders or directors or otherwise.

Item 7.  Exemption from Registration Claimed

         Not Applicable.

Item 8.  Exhibits


Exhibit Number             Exhibit
--------------             -------

   4                       Instruments Defining the Rights of Stockholders.  Reference is made to Registrant's
                           Registration Statement No. 000-30093 on Form 8-A, together with the exhibits thereto, which are incorporated herein by reference pursuant to Item 3(b) to this Registration Statement.
   5                       Opinion and Consent of Brobeck, Phleger & Harrison LLP.
   23.1                    Consent of Ernst & Young LLP, Independent Auditors.
   23.2                    Consent of Brobeck, Phleger & Harrison LLP is contained in Exhibit 5.
   24                      Power of Attorney.  Reference is made to page II-3 of this Registration Statement.
  *99.1                    Websense, Inc. 2000 Stock Incentive Plan.
  *99.2                    Websense, Inc. 2000 Employee Stock Purchase Plan.

---------
* Incorporated by reference to our Registration Statement on Form S-1 (333-95619) filed with the Commission on January 28, 2000, as amended on March 3, 2000, March 23, 2000 and March 27, 2000.

Item 9.  Undertakings

                  A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Registrant's 2000 Stock Incentive Plan or the 2000 Employee Stock Purchase Plan.

                  B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnification provisions summarized in Item 6 or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California on this 28th day of March, 2000.

                                 WEBSENSE, INC.


                                 By: /s/ John B. Carrington
                                    --------------------------------------------
                                        John B. Carrington
                                        President and Chief Executive Officer


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

                  That each person whose signature appears below constitutes and appoints John B. Carrington, Chairman, President and Chief Executive Officer, and Douglas C. Wride, Chief Financial Officer, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes, may lawfully do or cause to be done by virtue thereof.

                  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:


Signature                                   Title                                                  Date
---------                                   -----                                                  ----
/s/ John B. Carrington                      President, Chief Executive Officer and                March 28, 2000
-----------------------------               Chairman of the Board
John B. Carrington                          (principal executive officer)



/s/ Douglas C. Wride                        Chief Financial Officer                               March 28, 2000
-----------------------------               (principal financial and accounting officer)
Douglas C. Wride



/s/ Robert J. Loarie                        Director                                              March 28, 2000
-----------------------------
Robert J. Loarie



/s/ Bruce T. Coleman                        Director                                              March 28, 2000
-----------------------------
Bruce T. Coleman



/s/ John C. Stiska                          Director                                              March 28, 2000
-----------------------------
John C. Stiska



/s/ Donald B. Milder                        Director                                              March 28, 2000
-----------------------------
Donald B. Milder



/s/ Gary E. Sutton                          Director                                              March 28, 2000
-----------------------------
Gary E. Sutton

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    EXHIBITS

                                       TO

                                    FORM S-8

                                      UNDER

                             SECURITIES ACT OF 1933


                                 WEBSENSE, INC.




                                  EXHIBIT INDEX

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

Exhibit Number             Exhibit
--------------             -------

   4                       Instruments Defining the Rights of Stockholders.  Reference is made to Registrant's
                           Registration Statement No. 000-30093 on Form 8-A, together with the exhibits thereto, which are incorporated herein by reference pursuant to Item 3(b) to this Registration Statement.
   5                       Opinion and Consent of Brobeck, Phleger & Harrison LLP.
   23.1                    Consent of Ernst & Young LLP, Independent Auditors.
   23.2                    Consent of Brobeck, Phleger & Harrison LLP is contained in Exhibit 5.
   24                      Power of Attorney.  Reference is made to page II-3 of this Registration Statement.
  *99.1                    Websense, Inc. 2000 Stock Incentive Plan.
  *99.2                    Websense, Inc. 2000 Employee Stock Purchase Plan.


   * Incorporated by reference to our Registration Statement on Form S-1
     (333-95619) filed with the Commission on January 28, 2000, as amended on March 3, 2000, March 23, 2000 and March 27, 2000.